Exhibit 10.26.11+
AMENDMENT NO. 11
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 11 (“Amendment”), effective as of February 3, 2011 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties wish to revise [*****].
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Any and all references to [*****] in the Agreement shall be replaced by [*****] or [*****].

2.	Attachment V: Pricing and Royalty, Section 2b, replace [*****] with [*****] in each of the fee matrices.

3.	Attachment V: Pricing and Royalty, Section 3, delete:
“provided, however that the [*****] for the following regions shall be deemed to have been approved by Ford:

[*****]

4.	Attachment V: Pricing and Royalty, Section 3, delete:

[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total	[*****]

And replace with:

[*****]

Content	Price
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
Total:	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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5.	Attachment V: Pricing and Royalty, re-number Section 11 to Section 10.

6.	After Attachment VIII, add Attachment IX, attached hereto and incorporated by reference herein.
Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 3/5/13	TELENAV, INC. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: CFO Date: 3/6/13

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Attachment IX

Statement of Work
For

SYNC™ Generation 2 Navigation Application
[*****]
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Table of Contents
1Scope and Background    5
1.1Lexicon    5
1.2References    6
2Project Timelines and Feature Deliverables    7
3Developed Software    7

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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1	Scope and Background

Ford SYNC Generation 2 Navigation system is an in-car navigation system designed to use Microsoft SYNC as the kernel and development platform for its infotainment system to support One Ford, One World vision.
The objective of this Statement of Work (“SoW”) is to outline the schedule for the differences (delta) in Ford's requirements and TeleNav's PRD for [*****].
This scope of this SoW addresses only the baseline part of this project, covering [*****]. TeleNav shall address other regions in different SoWs.
Unless otherwise indicated, all Developed Software delivered under this SoW is paid for and owned by Ford, pursuant to the terms and conditions of the Software Development Agreement.

1.1	Lexicon

Word or Phrase	Interpretation
Engineering Spec	Ford's Engineering Spec, Reference #1
Microsoft SYNC	The automobile resident interactive platform that will host the Navigation Client.
Human Machine Interface (HMI)	Human Machine Interface implementation defined by the Engineering Spec
Voice User Interface (VUI)	Voice-based User Interface implementation defined by the Engineering Spec
Navigation Plug-in	Software module that is installed in the SYNC platform in the automobile that supports features in the Engineering Spec.
Navigation Application Program Interface (Navigation APIs)	The APIs provided by the Navigation Plug-in to support HMI and VUI development
Navigation Display	TeleNav implementation of navigation screen, residing underneath Microsoft HMI layer
Desktop Manager	Microsoft infotainment system container, called Desktop Manager, where the Navigation Plug-in resides
Data Manager	Microsoft's implementation to aggregate multiple data sources, esp. from satellite radio, of dynamic data
Event Manager	Microsoft implementation to receive and notify system events
Automatic Voice Recognition (AVR)	Nuance embedded service to provide user VUI
Text to Speech (TTS) engine	Nuance embedded text-to-speech synthesizer embedded in the automobile SYNC platform.
GPSM	The GPS Module providing location related information for real-time navigation
[*****]	[*****]
PRD	TeleNav's Product Requirements Document

1.2	References

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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2	Project Timelines and Feature Deliverables
[*****]

3	[*****] Analysis
[*****]

4	Developed Software
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
02/11/13    Pg. 6 of 6

1	Scope and Background

Ford SYNC Generation 2 Navigation system is an in-car navigation system designed to use Microsoft SYNC as the kernel and development platform for its infotainment system to support One Ford, One World vision.
The objective of this Statement of Work (“SoW”) is to outline the schedule for the differences (delta) in Ford’s requirements and TeleNav’s PRD for [*****].
This scope of this SoW addresses only the baseline part of this project, covering [*****]. TeleNav shall address other regions in different SoWs.
Unless otherwise indicated, all Developed Software delivered under this SoW is paid for and owned by Ford, pursuant to the terms and conditions of the Software Development Agreement.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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